UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2008

ACTUANT CORPORATION

(Exact name of Registrant as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13000 W. Silver Spring Drive

Butler, WI 53007

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (414) 352-4160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

Actuant Corporation (“Actuant” or the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2007 (“2007 Form 10-K”) to reflect the two-for-one stock split of its Class A common stock that was paid on November 8, 2007 and to include footnote disclosure of certain financial information pertaining to the guarantors of the Company’s senior credit agreement and 6.875% Senior Notes. The Company’s Form 10-Q for the quarter ended November 30, 2007 is also being updated to include the guarantor footnote.

This update has no effect on the Company’s previously reported consolidated net income, financial position or cash flows.

The Company filed its Quarterly Report on Form 10-Q for the quarter ended November 30, 2007 with the SEC on January 8, 2008. That filing already reflects the two-for-one stock split of its Class A common stock that was paid on November 8, 2007.

Unless otherwise indicated, all information contained in this update is as of the respective filing dates of our 2007 Form 10-K and our 10-Q for the quarter ended November 30, 2007. We have not updated the disclosures contained in our 2007 Form 10-K or our 10-Q for the quarter ended November 30, 2007 to reflect any other events that have occurred after the respective filing dates (e.g. changes in executive officers, new accounting pronouncements and acquisitions). Actuant’s Quarterly Report on Form 10-Q for the period ended November 30, 2007 (the “Quarterly Report”), which describes significant developments since the filing of the 2007 Form 10-K, should be considered when reviewing the update to our 2007 Form 10-K.

The updates stated above are provided in Item 9.01 of this Current Report on Form 8-K. Updates were made to the following sections:

2007 Form 10-K

•	Part I, Item 1A, Risk Factors

•	Part II, Item 5, Market for Registrant’s Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities

•	Part II, Item 6, Selected Financial Data

•	Part II, Item 8, Financial Statements and Supplementary Data

Form 10-Q

•	Part I, Item 1, Condensed Consolidated Financial Statements (Unaudited)

Section 9 – Financial Statements and Exhibits

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
23	Consent of Independent Registered Public Accounting Firm

99.1	Updated Annual Report on Form 10-K for the Year Ended August 31, 2007:

Part I, Item 1A, Risk Factors

Part II, Item 5, Market for Registrant’s Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities

Part II, Item 6, Selected Financial Data

Part II, Item 8, Financial Statements and Supplementary Data

99.2	Updated Form 10-Q for the quarter ended November 30, 2007 Part I, Item 1, Condensed Consolidated Financial Statements (unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTUANT CORPORATION (Registrant)

Date: February 28, 2008	By:	/s/ Andrew G. Lampereur
Andrew G. Lampereur Executive Vice President and Chief Financial Officer